Exhibit (h)(5)(e)

AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

THIS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT, is hereby made as of January 2, 2019, between The MainStay Funds and MainStay Funds Trust (each a “Trust” and collectively, the “Trusts”), on behalf of each series of the Trusts as set forth on Schedule A (each a “Fund” and collectively, “Funds”), and New York Life Investment Management LLC (the “Manager”) (“Agreement”).

WHEREAS, the Manager has been appointed the manager of each of the Funds pursuant to an Agreement between each Trust, on behalf of the Funds, and the Manager; and

WHEREAS, each Trust and the Manager desire to enter into the arrangements described herein relating to certain expenses of the Funds;

NOW, THEREFORE, each Trust and the Manager hereby agree as follows:

1.	The Manager hereby agrees to waive fees and/or reimburse Fund expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses), to the extent necessary to maintain Total Annual Operating Expenses specified for the class of shares of each Fund listed on Schedule A through February 28, 2019, except as provided below.

2.	The waivers and/or reimbursements described in Section 1 above are not subject to recoupment by the Manager.

3.	The Manager understand and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Trusts on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund’s expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

4.	This agreement shall renew automatically for one-year terms unless the Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

MAINSTAY FUNDS TRUST

By:	/s/ Jack R. Benintende
Name:	Jack R. Benintende
Title:	Treasurer and Principal Financial and
Accounting Officer

THE MAINSTAY FUNDS

By:	/s/ Jack R. Benintende
Name:	Jack R. Benintende
Title:	Treasurer and Principal Financial and
Accounting Officer

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	Senior Managing Director and Chief Operating Officer

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SCHEDULE A

FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

ALL FUNDS

(except MainStay Epoch Global Equity Yield Fund and MainStay MacKay International Equity Fund)(through March 31, 2019 for the MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund)

CLASS R6 SHARES

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I.

MainStay Candriam Emerging Markets Equity Fund

Expense Limitation from November 15, 2017 until February 28, 2020:

Class A: 1.50%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 1.15%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Conservative Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay Cushing Energy Income Fund

Through March 31, 2019, the Manager hereby agrees to waive fees and/or reimburse Fund expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses), to the extent necessary to maintain Total Annual Operating Expenses as specified below:

Class A: 1.45%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Cushing Renaissance Advantage Fund

Through March 31, 2019:

Class A: 1.61%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Epoch Capital Growth Fund

Class A: 1.20%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Epoch Global Equity Yield Fund	Expense Limitation from December 31, 2017 until February 28, 2019: Class A: 1.09% Class C: 1.84% Class I: 0.84% Class R6: 0.74%

MainStay Epoch International Choice Fund	Class I: 0.95%

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay Epoch U.S. Equity Yield Fund	Class A: 1.14%
Class B:  The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%

MainStay Indexed Bond Fund	Class A: 0.82% Class I: 0.40% Investor Class: 0.92% Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Large Cap Growth Fund	Class I: 0.88%

MainStay MacKay California Tax Free Opportunities Fund

Class A: 0.75%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Convertible Fund	Class I: 0.61%

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay MacKay Emerging Markets Equity Fund

Class A: 1.50%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 1.15%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Government Fund

Class A: 1.00%
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Growth Fund	Class I: 1.09%

MainStay MacKay High Yield Municipal Bond Fund

Class A: 0.875%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay MacKay International Equity Fund

Expense Limitation from January 2, 2019 until February 28, 2020:

Class A: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class I: 0.85%.
Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class R6 Shares.
Class R6: 0.83%

MainStay MacKay International Opportunities Fund

Class A: 1.85%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay New York Tax Free Opportunities Fund

Class A: 0.75%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay S&P 500 Index Fund

Class A: 0.60%
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay MacKay Short Duration High Yield Fund

Class A: 1.05%

Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Short Term Municipal Fund

Expense Limitation until August 29, 2019:

Class A: 0.70%
Class I: 0.40%
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay Tax Free Bond Fund

Class A: 0.82%

Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay MacKay Total Return Bond Fund

Class A: 0.90%

Class B: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: 0.60%

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R1: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R2: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class R3: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay MacKay U.S. Equity Opportunities Fund

Class A: 1.50%
Class C: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Moderate Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%

MainStay Moderate Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55% Class R3: 0.85%

MainStay Money Market Fund	Class A: 0.70% Class B: 0.80% Class C: 0.80% Investor Class: 0.80% Class T: The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

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FUND	Total Annual Operating Expense Limit (as a percent of average daily net assets)

MainStay Retirement 2010 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

MainStay Retirement 2020 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

MainStay Retirement 2030 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

MainStay Retirement 2040 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

MainStay Retirement 2050 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

MainStay Retirement 2060 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

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